Prospectus supplement dated October 1, 2013
to the following prospectus(es):
Special Product (NLIC) prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective immediately, Nationwide will accept telephone requests for surrenders, partial withdrawals and loans under certain circumstances and subject to certain restrictions. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Consequently, the following provisions of this prospectus are amended accordingly:
1.	The following is hereby added to the "Surrenders" section of the "Surrenders and Partial Withdrawals" provision:
Surrenders and Partial Withdrawals
Surrenders
Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center for current limitations and restrictions on surrenders.
2.	The following is hereby added to the "Partial Withdrawals" section of the "Surrenders and Partial Withdrawals" provision:
Partial Withdrawals
Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center for current limitations and restrictions on partial withdrawals.
3.	The following is hereby added to the "Loans" provision:
Loans
Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center for current limitations and restrictions on loans.
4.	The following "Treatment of Unclaimed Property" section is hereby added to the "Death Benefit" provision:
Death Benefit
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
GWP-0465

To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
GWP-0465